Loss per share	6 Months Ended
Jun. 30, 2026
Earnings per share [abstract]
Loss per share	Loss per share

	For the six month period ended June 30,
	2026	2025
Net loss for the period (in thousands of euros)	(34,288)	(5,383)
Weighted average number of shares	48,883,075	47,418,155
Basic loss per share (in euros)	(0.70)	(0.11)
Diluted loss per share (in euros)	(0.70)	(0.11)
Instruments providing deferred access to the capital are considered to be anti-dilutive because they result in a decrease in the loss per share. Therefore, diluted loss per share is identical to basic loss per share as all equity instruments issued, representing as of June 30, 2026, a total of 6,379,142 potential additional ordinary shares, have been considered antidilutive.